Bacterin to Host Initial Investor Call with CEO Dan Goldberger

BELGRADE, MT, September 4, 2013 -- Bacterin International Holdings, Inc. (NYSE MKT: BONE), a leader in the development of revolutionary bone graft material and coatings for medical applications, today announced that its CEO, Dan Goldberger will be hosting a company update conference call on September 9, 2013 at 4:00 PM Eastern Time.

During the conference call, Mr. Goldberger will provide a business overview and discuss strategic initiatives. After opening comments, the call will be opened for questions.

An accompanying webcast will also be provided. Please refer to the information below for conference call dial-in information and webcast registration.

Conference dial-in:	877-269-7756
International dial-in:	201-689-7817
Conference Call Name:	Bacterin International's CEO Call with Dan Goldberger
Webcast Registration:	Click Here

Following the live call, a replay will be available on the Company's website, www.bacterin.com, under “Investor Info".

About Bacterin International Holdings

Bacterin International Holdings, Inc. (NYSE MKT: BONE) develops, manufactures and markets biologic scaffolds to domestic and international accounts. Bacterin's proprietary processing methods optimize the native growth factors in human allograft tissue to create the ideal scaffold to promote bone and soft tissue regeneration. These products are used in a variety of applications including spine, total joint, upper extremity, foot and ankle, trauma, and plastic and reconstructive procedures.

Bacterin's Medical Device division develops, employs, and licenses coatings for various medical device applications. For further information, please visit www.bacterin.com.

Important Cautions Regarding Forward-looking Statements

This news release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof. Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company's ability to launch beta and full product releases; the Company's ability to meet its obligations under existing and anticipated contractual obligations; the Company's ability to develop, market, sell and distribute desirable applications, products and services and to protect its intellectual property; the ability of the Company's sales force to achieve expected results; the ability of the Company's customers to pay and the timeliness of such payments, particularly during recessionary periods; the Company's ability to obtain financing as and when needed; changes in consumer demands and preferences; the Company's ability to attract and retain management and employees with appropriate skills and expertise; the impact of changes in market, legal and regulatory conditions and in the applicable business environment, including actions of competitors; and other factors. Additional risk factors are listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors." The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Contact:

COCKRELL GROUP

877.889.1972

investorrelations@thecockrellgroup.com

cockrellgroup.com